EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:	Case No.	01-23229 rcj

FCI Environmental, Inc.	CHAPTER 11

MONTHLY OPERATING REPORT

(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	April 30, 2002	PETITION DATE:	December 20, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ☐ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($1)

		End of Current Month	End of Prior Month	As of Petition Filing
2.	Asset and Liabilities Structure
	a. Current Assets	$416,737	$383,881
	b. Total Assets	434,642	401,232	$347,596
	c. Current Liabilities	669,375	604,516
	d. Total Liabilities	$15,222,921	$15,148,653	$14,553,546
		Current Month	Prior Month	Cumulative (Case to Date)
3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts	$220,687	$136,779	$799,571
	b. Total Disbursements	194,908	150,986	780,423
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	25,779	(14,207)	19,148
	d. Cash Balance Beginning of Month	11,620	25,827	18,251
	e. Cash Balance End of Month (c + d)	$37,399	$11,620	$37,399
		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss from the Statement of Operations)	$(33,381)	$(130,585)	$(505,404)
5.	Account Receivables (Pre and Post Petition)	169,854	166,041
6.	Post-Petition Liabilities	669,375	604,516
7.	Past Due Post-Petition Account Payables (over 30 days)	$1,397	$4,8591

				Yes	No
At the end of this reporting month:

8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

					☒
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)				☒
10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)			☒
12.	Is the estate insured for replacement cost of assets and for general liability?			☒
13.	Are a plan and disclosure statement on file?			☒
14.	Was there any post-petition borrowing during this reporting period? (additional information attached)			☒
15.	Check if paid: Post-petition taxes ☒ ; U.S. Trustee Quarterly Fees ☒ ; Check if filing is current for: Post-petition tax reporting and tax returns: ☒.
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	June 26, 2002	/s/ R. Kenyon Culver, CFO
Responsible Individual

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended April 30, 2002

Current Month						Cumulative (Case to Date)	Next Month Forecast
Actual	Forecast	Variance
					Revenues:
$140,124	$175,003	$34,879)	1		Gross Sales	$417,535	$191,758
0	0	0	2		less: Sales Returns & Allowances	0	0
140,124	175,003	(34,879)	3		Net Sales	417,535	191,758
59,421	38,990	(20,431)	4		less: Cost of Goods Sold (Schedule ‘B’)	215,225	43,246
80,703	136,013	(55,310)	5		Gross Profit	202,310	148,512
0	0	0	6		Interest	0	0
0	0	0	7		Other Income:	0	0
			8
			9
80,703	136,013	(55,310)	10		Total Revenues	202,310	148,512
					Expenses:
21,923	38,333	16,410	11		Compensation to Owner(s)/Officer(s)	150,876	38,333
71,667	75,778	4,111	12		Salaries	298,629	75,778
0	0	0	13		Commissions	1,968	0
0	0	0	14		Contract Labor	0	0
			15		Rent/Lease:
(11,416)	10,825	22,241	16		Real Property	47,316	10,825
5,764	5,763	(1)	17		Insurance	23,265	5,763
0	0	0	18		Management Fees	0	0
1,932	1,833	(99)	19		Depreciation	8,918	1,833
					Taxes:
3,199	8,730	5,531	20		Employee Payroll Taxes	31,257	8,730
0	0	0	1		Real Property Taxes	1,889	0
0	0	0	2		Other Taxes	0	0
5,720	7,775	2,055	3		Other Selling	16,484	10,244
11,371	28,353	16,982	4		Other Administrative	105,773	27,353
0	0	0	5		Interest	7,667	0
0	0	0	6	Other Expenses:	License fees	6,160	0
0	0	0	7			0	0
0	0	0	8			0	0
			9
			10
			11
			12
			13
			14
110,160	177,390	67,230	15		Total Expenses	700,202	178,859
(29,457)	(41,377)	11,920	16		Subtotal	(497,892)	(30,347)
					Reorganization Items:
(424)	0	(424)	17		Professional Fees (additional information attached)	(3,512)	0
0	0	0	18		Provisions for Rejected Executory Contracts	0	0
0	0	0	19		Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	0
0	0	0	20		Gain or (Loss from Sale of Equipment)	0	0
(3,500)	0	(3,500)	21		U.S. Trustee Quarterly Fees	(4,000)	0
			22
(3,934)	0	(3,924)	23		Total Reorganization Items	(7,512)	0
(33,381)	(41,377)	7,996	24		Net Profit (Loss Before Federal & State Taxes)	(505,404)	(30,347)
0	0	0	25		Federal & State Income Taxes	0	0
$(33,381)	$(41,377)	$7,996	26		Net Profit (Loss)	$(505,404)	$(30,347)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET

(General Business Case)

For the Month Ended  April 30, 2002

		From Schedules	Market Value
	Assets

	Current Assets
1	Cash and cash equivalents – unrestricted		$37,399
2	Cash and cash equivalents – restricted		0
3	Accounts receivable (net)	A	169,854
4	Inventory (net)	B	177,086
5	Prepaid expenses		28,917
6	Professional retainers		3,481
7	Other:		0
8			0

9	Total Current Assets		416,737

	Property and Equipment (Market Value)
10	Real property	C	0
11	Machinery and equipment	D	1,759
12	Furniture and fixtures	D	9,800
13	Office equipment	D	5,792
14	Leasehold improvements	D	0
15	Vehicles	D	0
16	Other:	D
17		D
18		D
19		D
20		D

21	Total Property and Equipment		17,351

	Other Assets
22			0
23			0
24			0
25			0
26			0
27	Due from affiliated company		554

28	Total Other Assets		0

29	Total Assets		$434,642

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

See additional information attached

Liabilities and Equity

(General Business Case)

From Schedules
Liabilities

Post-Petition

Current Liabilities
30	Salaries and wages	$43,417
31	Payroll taxes	18,334
32	Real and personal property taxes	0
33	A/P clearing	3,254
34	Sales taxes	0
35	Notes payable (short term)	285,000
36	Accounts payable (trade	A	15,382
37	Real property lease arrearage	0
38	Personal property lease arrearage	0
39	Accrued professional fees	3,513
40	Current portion of long-term post-petition debt (due within 12 months)	0
41	Other:	Warranty reserve, deferred revenue and deposits	97,287
42	Benefits, commissions and accrued DIP loan interest	18,130
43	Due to affiliates	185,058

44	Total Current Liabilities	669,375

45	Long-Term Post-Petition Debt, Net of Current Portion	0

46	Total Post-Petition Liabilities	669,375

Pre-Petition Liabilities (allowed amount)
47	Secured claims	F	0
48	Priority unsecured claims	F	170,775
49	General unsecured claims	F	14,382,771

50	Total Pre-Petition Liabilities	14,553,546

51	Total Liabilities	15,222,921

Equity (Deficit)
52	Equity (Deficit at time of filing)	(14,217,318)
53	Capital Stock	0
54	Additional paid-in capital	1,000
55	Cumulative profit/(loss since filing of case)	(505,404)
56	Post-petition contributions/(distributions or (draws)	0
57	0
58	Market value adjustment	(66,557)

59	Total Equity (Deficit)	(14,788,279)

60	Total Liabilities and Equity (Deficit)	$434,642

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable (Net) Payable

	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
Receivables and Payables Agings
0 -30 Days	$141,562	$13,985
31-60 Days	0	1,397
61-90 Days	25,754	0	$1,397
91+ Days	2,538	0
Total accounts receivable/payable	169,854	$15,382
Allowance for doubtful accounts	0
Accounts receivable (net)	$169,854

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory (ies)		Cost of Goods Sold

	Inventory(ies) Balance at End of Month

		Inventory Beginning of Month	$185,182

		Add -
Retail/Restaurants -		Net purchase	4,074
Product for resale	$0	Direct labor	11,006
		Manufacturing overhead	27,084
Distribution -		Freight in	0
Products for resale	0	Other:
			0
Manufacturer -			0
Raw Materials	335,711
Work-in-progress	(36,007)	Less -
Finished goods	551,462	Inventory End of Month	177,086
		Monitoring	(2,640)
Other - Explain	(674,080)	Warranty	(6,521)
Reserve for obsolescence
		Cost of Goods Sold	$59,421
TOTAL	$177,086

Method of Inventory Control				Inventory Valuation Methods
Do you have a functioning perpetual inventory system?				Indicate by a checkmark method of inventory used.
Yes	☒ No	☐
How often do you take a complete physical inventory?				Valuation methods
				FIFO cost	☒
Weekly				LIFO cost
Monthly				Lower of cost or market	☒
Quarterly				Retail method
Semi-annually	☒			Other -
Annually				Explain
Date of last physical inventory was			1/18/2002
Date of next physical inventory is			12/31/2002

Schedule C

Real Property

Description	Cost	Market Value

None	$0	$0

Total	$0	$0

Schedule D

Other Depreciable Assets

Description	Cost	Market Value

Machinery & Equipment -

Various	$89,137	$1,759

4/30/02 NBV = $16,216

Total	$89,137	$1,759

Furniture & Fixtures -

Various	$35,000	$9,800

4/30/02 NBV = $23,960

Total	$35,000	$9,800

Office Equipment -

Various	$262,278	$5,792

4/30/02 NBV = $40,022

Total	$262,278	$5,792

Leasehold Improvements -

None	$0	$0

Total	$0	$0

Vehicles -

None	$0	$0

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total

Federal
Income Tax Withholding	$10,073				$10,073
FICA - Employee	4,002				4,002
FICA - Employer	4,002				4,002
Unemployment (FUTA)	49				49
Income
Other (Attach List)
Total Federal Taxes	18,126				18,126

State and Local
Income Tax Withholding	208				208
Unemployment (UT)
Disability Insurance (DI)
Empl. Training Tax (ETT)
Sales
Excise
Real property
Personal property
Income
Other (Attach List)
Total State & Local Taxes	208				208

Total Taxes	$18,334				$18,334

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)

Secured claims (a)	$0	$0
Priority claims other than taxes	168,155	114,082
Priority tax claims	56,936	56,693
General unsecured claims	$14,414,591	$14,382,771

(a)               List total amount of claims even it under secured.

(b)              Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America	Bank of America	Petty cash and suspense	Bank of America OxySense
Account Type	Checking	Checking		Checking
Account No.	37-5550-8595	37-5550-8511		47-9133-4120
Account Purpose	General disbursement	Payroll		General disbursement
Balance, End of Month	$18,290	$2,743	$(1,189)	$17,554
Total Funds on Hand for all Accounts	$37,399

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended April 30, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	105,687	269,343
3	Interest Received	0	0
4	Borrowings	0	285,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Transfers from DecisionLink, Inc., an affiliated company	105,000	220,742
8	Transfer from IDL Corp, an affiliated company	10,000	24,486
9
10
11
12	Total Cash Receipts	220,687	799,571
	Cash Disbursements
13	Payments for Inventory	871	28,696
14	Selling	2,201	15,680
15	Administrative	54,450	188,834
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	630	2,274
20	Real Property	0	29,073
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	24,384	110,879
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	47,811	211,269
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	24,787	113,159
29	Employer Payroll Taxes	7,774	36,073
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	0
33	Transfers to IDL Corp., an affiliated company	10,000	24,486
34	Transfer to DecisionLink, Inc.	20,000	20,000
35
36
37
38	Total Cash Disbursements:	194,908	780,423
39	Net Increase (Decrease in Cash)	25,779	19,148
40	Cash Balance, Beginning of Period	11,620	18,251
41	Cash Balance, End of Period	$37,399	$37,399

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

April 30, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of FCI Environmental, Inc. (“FCI”) on a stand-alone basis. This financial information does not include the accounts of any of its affiliated companies.

No. 11. Payments made to officers:

Payment Date

Check Nbr.

Amount

Purpose

Payee

4/05/02	11030	$5,334.26	Payroll period ended 03/30/02	Ken Culver, CFO
4/05/02	10995	6,857.99	Payroll period ended 03/30/02	Peter Gerard, CEO
4/19/02	11049	6,857.99	Payroll period ended 04/13/02	Peter Gerard, CEO
4/19/02	11048	5,334.28	Payroll period ended 04/13/02	Ken Culver, CFO

Approved on or about December 21, 2001, by court order authorizing payment of wages, salaries, employee benefits and reimbursable employee expenses.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. $285,000 has been received by the end of this reporting period.

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Line 4 - Cost of goods sold - the budget contains only direct material costs. All other costs normally associated with cost of goods sold are included within operating expenses.

Line 16 - real property lease - amended lease expected to be executed April 2002 reducing actual monthly expense to budgeted expense.

General Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including affiliated companies

Balance Sheet:

Cash - Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	37-5550-8595
Bank of America	37-5550-8511

Inventory - the stated inventory balance is net of a $674,080 reserve to appropriately state inventories at the lower of cost or market.

Property and Equipment (Market Value) - market value has not been independently determined. Management estimates that the estate’s property and equipment, with a net book value of $80,198, to be worth $17,351.

Warranty Reserve ($38,495) and deferred Revenue ($56,950) - were not included as claims in the estate’s Schedule F – Creditors Holding Unsecured Nonpriority Claims, as these obligations will be fulfilled under a Chapter 11 going concern plan of reorganization.

Pre-petition general unsecured claims - includes $14,006,118 due to DecisionLink, Inc. (Chapter 11 case Nbr. 01-22706), the sole owner of FCI, and $108,446 due to affiliated companies.